UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2006

Information Resources, Inc.
Litigation Contingent Payment Rights Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-108592	20-0271216
(Commission File Number)	(IRS Employer Identification No.)

Information Resources, Inc. Litigation Contingent Payment Rights Trust c/o Information Resources, Inc., 150 North Clinton Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 726-1221

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On May 16, 2006, Information Resources, Inc. Litigation Contingent Payment Rights Trust (the “Trust”) issued a press release announcing the commencement of the distribution process of litigation proceeds to holders of contingent value rights certificates issued by the Trust. Copies of the press release and the Letter of Transmittal to be completed by the holders of contingent value rights certificates are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated May 16, 2006

99.2	Letter of Transmittal and accompanying material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2006	By:	/s/ MONICA M. WEED
	Name:	Monica M. Weed
	Title:	Litigation Trustee

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated May 16, 2006

99.2	Letter of Transmittal and accompanying material